SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 26, 1999





                       HOST MARRIOTT SERVICES CORPORATION




       DELAWARE                   1-14040                      52-1938672
------------------------        ------------           ------------------------
(State of Incorporation)        (Commission                 (I.R.S. Employer
                                File Number)             Identification Number)




                              6600 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 380-7000

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
    None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
    None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
    None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
    None.

ITEM 5.  OTHER EVENTS.
    None.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
     None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
       EXHIBIT NO.
        20     Press Release dated July 23, 1999 announcing second quarter
                  1999 earnings.
        20.1 Press Release dated July 26, 1999 announcing proposed acquisition of Host Marriott Services Corporation by Autogrill

ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HOST MARRIOTT SERVICES CORPORATION

   JULY 26, 1999                             /S/ BRIAN W. BETHERS
------------------             -------------------------------------------------
       Date                                     Brian W. Bethers
                               Senior Vice President and Chief Financial Officer